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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2002


                            HINES HORTICULTURE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                       000-24439                   33-0803204
--------------------------------------------------------------------------------
 (STATE OR OTHER               (COMMISSION FILE              (IRS EMPLOYER
 JURISDICTION OF                    NUMBER)                IDENTIFICATION NO.)
 INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 599-4444



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 27, 2002, Hines Horticulture, Inc., a Delaware corporation (the "Registrant"), completed the sale (the "Sale") of all of the issued and outstanding shares of common stock (the "Shares") of Sun Gro Horticulture Canada Ltd., a Canadian corporation and a wholly-owned, indirect subsidiary of the Registrant ("Sun Gro"), and certain rights and assets (collectively, the "Assets") of Sun Gro Horticulture, Inc., a Nevada corporation and a wholly-owned, indirect subsidiary of the Registrant ("Sun Gro U.S."), which together constituted the Registrant's growing media business, to Sun Gro Horticulture Income Fund, a newly established Canadian income fund (the "Fund"). The Assets included 14 facilities located across Canada and the United States and control of approximately 50,000 acres of peat bogs in Canada. The net proceeds from the Sale of approximately $120 million were used to pay down outstanding bank debt of the Registrant.

         The Shares were sold pursuant to an Acquisition Agreement, dated as of March 18, 2002, by and among the Registrant, Hines Nurseries, Inc., a California corporation and a wholly-owned subsidiary of the Registrant, Sun Gro U.S., Sun Gro and the Fund (the "Acquisition Agreement"). Immediately prior to the closing of the sale of the Shares under the Acquisition Agreement, the Registrant effected a reorganization (the "Reorganization"), pursuant to which, among other things, Sun Gro U.S. transferred certain assets (other than the Shares) and liabilities to Sun Gro, pursuant to an Asset Purchase Agreement, dated as of March 26, 2002, by and between Sun Gro U.S. and Sun Gro.

         In connection with the Sale and the Reorganization, the Registrant entered into an Underwriting Agreement, dated as of March 18, 2002, by and among the Registrant, Sun Gro U.S. and the Fund, pursuant to which the Units of the Fund were offered.

ITEM 7.  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Current Report on Form 8-K is incorporated herein by reference to the financial statements of the Registrant appearing on pages F-1 through F-33 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, filed by the Registrant with the Securities and Exchange Commission on April 1, 2002.

         (c)      EXHIBITS

         2.1 Acquisition Agreement, dated as of March 18, 2002, by and among Hines Horticulture, Inc., Hines Nurseries, Inc., Sun Gro Horticulture, Inc., Sun Gro Horticulture Canada Ltd. and Sun Gro Horticulture Income Fund.

         2.2 Asset Purchase Agreement, dated as of March 26, 2002, by and between Sun Gro Horticulture, Inc. and Sun Gro Horticulture Canada Ltd.

         2.3 Underwriting Agreement, dated as of March 18, 2002, by and among Hines Horticulture, Inc., Sun Gro Horticulture, Inc. and Sun Gro Horticulture Income Fund.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 10, 2002                     HINES HORTICULTURE, INC.

                                            By: /s/   Claudia M. Pieropan
                                                --------------------------------
                                                Claudia M. Pieropan
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS


         2.1 Acquisition Agreement, dated as of March 18, 2002, by and among Hines Horticulture, Inc., Hines Nurseries, Inc., Sun Gro Horticulture, Inc., Sun Gro Horticulture Canada Ltd. and Sun Gro Horticulture Income Fund.

         2.2 Asset Purchase Agreement, dated as of March 26, 2002, by and between Sun Gro Horticulture, Inc. and Sun Gro Horticulture Canada Ltd.

         2.3 Underwriting Agreement, dated as of March 18, 2002, by and among Hines Horticulture, Inc., Sun Gro Horticulture, Inc. and Sun Gro Horticulture Income Fund.